UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2005

                                IPIX CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)


              DELAWARE               000-26363               52-2213841
          (State or other           (Commission            (IRS Employer
  jurisdiction of incorporation)    File Number)       Identification Number)

            12120 SUNSET HILLS ROAD, SUITE 410 RESTON, VIRGINIA 20910
            ---------------------------------------------------------
        (Address of principal  executive  offices)           (Zip Code)


       Registrant's telephone number, including area code: (703) 674-4100
                                                           --------------


         8000 TOWERS CRESCENT DRIVE, SUITE 1350, VIENNA, VIRGINIA 22182
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     At the 2005 Annual Meeting of Shareholders of IPIX Corporation (the "Company") held on May 13, 2005, the shareholders of the Company approved the 2005 Stock Incentive Plan (the "Plan"). A description of the material terms of the Plan was included in, and a copy of the Plan was attached to, the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2005. The Plan is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.


 Exhibit No.         Description
 -----------         -----------
    99.1             2005 Stock Incentive Plan (incorporated herein by reference to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2005).




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IPIX CORPORATION



Dated:  May 20, 2005                    /s/ Charles A. Crew
                                        ------------------------
                                        Charles A. Crew
                                        Chief Financial Officer




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